BellSouth Corporation
Consolidated Statements of Income - Reported Basis
(unaudited) (amounts in millions, except per share data)

                                                3Q01       3Q00(10)   Growth

Operating Revenues
     Communications group                     $ 4,770       $4,565       4.5%
     Domestic wireless                             --          963    -100.0%
     Latin America                                710          757      -6.2%
     Domestic advertising and publishing          493          539      -8.5%
     All other                                     40           26      53.8%
          Total Operating Revenues              6,013        6,850     -12.2%

Operating Expenses
     Operational and support expenses           3,138        3,612     -13.1%
     Depreciation and amortization              1,178        1,301      -9.5%
     Severance accrual                             --           --       N/M*
          Total Operating Expenses              4,316        4,913     -12.2%
Operating Income                                1,697        1,937     -12.4%
Interest Expense                                  304          344     -11.6%
Other Income, net                              (1,336)          31       N/M
Income Before Income Taxes                         57        1,624     -96.5%
Provision for Income Taxes                         50          588     -91.5%
            Net Income                        $     7       $1,036     -99.3%

Diluted:
     Weighted Average Common Shares
       Outstanding                              1,887        1,885       0.1%
     Earnings Per Share                       $  0.00       $ 0.55       N/M

* - Not meaningful.

Selected Financial and Operating Data

EBITDA(5)                                         $  2,875      $  3,238      -11.2%
EBITDA margin(6)                                      47.8%         47.3%        50bps
Return on average equity (annualized)                  0.2%         25.0%       N/M
Return on average total capital (annualized)           2.8%         15.5%       N/M

Digital and data revenues                         $  1,142      $    894       27.7%
Dividends per share                               $   0.19      $   0.19             --
Capital expenditures                              $  1,367      $  1,672      -18.2%

Common shares outstanding                            1,877         1,866        0.6%
Book value per share                              $   9.61      $   8.84        8.7%
Debt ratio                                            52.6%         54.8%      -220bps
Total employees                                    103,055       102,191        0.8%

                                                                 Year-to-Date
                                                       2001        2000(10)        Growth

Operating Revenues
     Communications group                            $ 14,199      $ 13,679          3.8%
     Domestic wireless                                     --         2,766       -100.0%
     Latin America                                      2,227         2,124          4.8%
     Domestic advertising and publishing                1,363         1,329          2.6%
     All other                                            128            93         37.6%
          Total Operating Revenues                     17,917        19,991        -10.4%

Operating Expenses
     Operational and support expenses                   9,531        10,647        -10.5%
     Depreciation and amortization                      3,538         3,759         -5.9%
     Severance accrual                                     --            78          N/M
          Total Operating Expenses                     13,069        14,484         -9.8%
Operating Income                                        4,848         5,507        -12.0%
Interest Expense                                          998           982          1.6%
Other Income, net                                        (982)          313          N/M
Income Before Income Taxes                              2,868         4,838        -40.7%
Provision for Income Taxes                              1,090         1,737        -37.2%
            Net Income                               $  1,778      $  3,101        -42.7%

Diluted:
     Weighted Average Common Shares Outstanding         1,886         1,894         -0.4%
     Earnings Per Share                              $   0.94      $   1.64        -42.7%

* - Not meaningful.

Selected Financial and Operating Data

EBITDA(5)                                         $ 8,386      $ 9,344     -10.3%
EBITDA margin(6)                                     46.8%        46.7%       10bps
Return on average equity (annualized)                13.4%        25.8%      N/M
Return on average total capital (annualized)          9.5%        15.9%      N/M

Digital and data revenues                         $ 3,265      $ 2,574      26.8%
Dividends per share                               $  0.57      $  0.57        --
Capital expenditures                              $ 4,724      $ 4,940      -4.4%

BellSouth Corporation
Notes to Financial and Operating Data
(amounts in millions, except per share data)

BellSouth's consolidated results included herein reflect the impacts of the following items:

(a) Loss on writedown of investments - Represents the loss incurred to recognize other-than-temporary declines in the market values of several investments accounted for under the cost method. This loss reduced net income by $1,017, or $0.54 per share for the third quarter and year-to-date 2001 periods.

(b) Adjustment to ISP Accrual - Represents the loss incurred during the second quarter of 2001 for prior claims from competitive local exchange carriers regarding reciprocal compensation for ISP traffic. This loss reduced net income by $88, or $0.05 per share for the 2001 year-to-date period.

(c) Postretirement benefit expense - The amount shown represents expense recognized in the first quarter of 2001 for changes in postretirement medical benefit obligations. This expense reduced net income by $47, or $0.02 per share for the 2001 year-to-date period.

(d) Loss on sale of Qwest common stock - Represents losses incurred during the first and third quarter of 2001 from the sale of portions of our investment in Qwest common stock. These losses reduced our third quarter 2001 net income by $52, or $0.03 per share and reduced our year-to-date 2001 net income by $84, or $0.04 per share.

(e) Losses incurred as we exit the wireless video entertainment business, which reduced net income by $6 for third quarter 2001 and reduced net income by $16, or $0.01 per share for the 2001 year-to-date period.

(f) Gain on E-Plus Restructuring - Represents income related to the restructuring of our ownership interest in German wireless operator E-Plus during first quarter 2000. This transaction increased net income by $68, or $0.04 per share for the 2000 year-to-date period.

(g) Severance Accrual - Represents expense recorded during first quarter 2000 as a result of our plan to reduce our domestic general and administrative staff. This loss reduced net income by $48, or $0.03 per share for the 2000 year-to-date period.

(h) Gain on Sale of SkyCell - Represents a gain from the sale of our 24.5% ownership interest in a wireless service provider in India. This transaction increased our third quarter and year-to-date 2001 net income by $19, or $0.01 per share.

BellSouth Corporation
Consolidated Balance Sheets (unaudited)
(amounts in millions, except per share data)

                                                September 30,     December 31,
                                                    2001              2000

Assets
Current Assets:
      Cash and cash equivalents                   $    854          $  1,061
      Accounts receivable, net of
        allowance for uncollectibles
        of $428 and $377                             5,192             5,157
      Material and supplies                            377               379
      Other current assets                             738               809
          Total Current Assets                       7,161             7,406

Investments and Advances                            10,500            11,010
Property, Plant and Equipment, net                  25,233            24,157
Deferred Charges and Other Assets                    4,876             4,180
Intangible Assets, net                               4,273             4,172
Total Assets                                      $ 52,043          $ 50,925

Liabilities and Shareholders' Equity
Current Liabilities:
      Debt maturing within one year               $  6,961          $  7,569
      Accounts payable                               1,627             2,233
      Other current liabilities                      4,241             3,468
          Total Current Liabilities                 12,829            13,270

Long-Term Debt                                      13,105            12,463

Noncurrent Liabilities:
      Deferred income taxes                          3,078             3,580
      Other noncurrent liabilities                   4,991             4,700
          Total Noncurrent Liabilities               8,069             8,280

Shareholders' Equity:
      Common stock, $1 par value                     2,020             2,020
      Paid-in capital                                6,766             6,740
      Retained earnings                             14,704            14,074
      Accumulated other comprehensive income          (277)             (488)
      Shares held in trust and treasury             (5,034)           (5,222)
      Guarantee of ESOP debt                          (139)             (212)
          Total Shareholders' Equity                18,040            16,912
Total Liabilities and Shareholders' Equity        $ 52,043          $ 50,925

BellSouth Corporation
Results by Segment (amounts in millions) (unaudited)

Communications Group(1)

                                                  3Q01      3Q00     Growth

Operating Revenues
      Local service                              $3,003    $2,888      4.0%
      Network access                              1,252     1,154      8.5%
      Long distance                                 192       178      7.9%
      Other                                         360       418    -13.9%
          Total Operating Revenues                4,807     4,638      3.6%
Operating Expenses
      Operational and support expenses            2,439     2,168     12.5%
      Depreciation and amortization               1,014       962      5.4%
          Total Operating Expenses                3,453     3,130     10.3%
Operating Income                                  1,354     1,508    -10.2%
Interest Expense                                    139       180    -22.8%
Other Income, net                                     9         1      N/M*
Income Before Income Taxes                        1,224     1,329     -7.9%
Provision for Income Taxes                          458       492     -6.9%
            Segment Net Income(1)                $  766    $  837     -8.5%

* - Not meaningful.

Selected Financial and Operating Data

(amounts in millions)
EBITDA(5)                                         $ 2,368    $ 2,470     -4.1%
EBITDA margin(6)                                     49.3%      53.3%    -400bps
Calling feature revenues                          $   580    $   551      5.3%
Access minutes of use                              26,922     28,859     -6.7%
Toll messages                                         109        125    -12.8%
Capital expenditures                              $ 1,138    $ 1,317    -13.6%

Equivalent access lines in service (thousands):

      Access lines                                 25,574     25,942     -1.4%
      Access line equivalents                      36,693     24,937     47.1%
Total equivalent access lines in service           62,267     50,879     22.4%
Wholesale Lines                                     1,596      1,188     34.3%
Internet customers (thousands)                      1,141        871     31.0%
DSL customers (thousands)                             463        134    245.5%

                                                        Year-to-Date
                                                 2001       2000      Growth

Operating Revenues
      Local service                             $ 8,877    $8,607      3.1%
      Network access                              3,715     3,596      3.3%
      Long distance                                 539       517      4.3%
      Other                                       1,161     1,161      0.0%
          Total Operating Revenues               14,292    13,881      3.0%
Operating Expenses
      Operational and support expenses            6,995     6,516      7.4%
      Depreciation and amortization               3,003     2,813      6.8%
          Total Operating Expenses                9,998     9,329      7.2%
Operating Income                                  4,294     4,552     -5.7%
Interest Expense                                    472       519     -9.1%
Other Income, net                                    26         8      N/M
Income Before Income Taxes                        3,848     4,041     -4.8%
Provision for Income Taxes                        1,408     1,501     -6.2%
            Segment Net Income(1)               $ 2,440    $2,540     -3.9%

* - Not meaningful.

Selected Financial and Operating Data

(amounts in millions)
EBITDA(5)                                       $ 7,297    $ 7,365     -0.9%
EBITDA margin(6)                                   51.1%      53.1%    -200bps
Calling feature revenues                        $ 1,724    $ 1,598      7.9%
Access minutes of use                            83,338     86,786     -4.0%
Toll messages                                       331        390    -15.1%
Capital expenditures                            $ 4,032    $ 3,802      6.0%

BellSouth Corporation
Results by Segment (unaudited)
Supplemental Operating Data  (in thousands)

Communications Group-- Network Access Lines In Service(a)

                                                   3Q01       3Q00      Growth

Access lines(b)
  Residence                                       16,915     17,205      -1.7%
  Business                                         8,441      8,481      -0.5%
  Other                                              218        256     -14.8%
     Total access lines in service                25,574     25,942      -1.4%
Access line equivalents(c)
  Selected digital data services:

    DS0 & ADSL                                     3,507      1,422     146.6%
    DS1                                            6,465      5,359      20.6%
    DS3 & higher                                  26,721     18,156      47.2%
     Total digital data lines in service          36,693     24,937      47.1%

Total equivalent access lines in service          62,267     50,879      22.4%

(a) Prior period operating data are often revised at later dates to reflect updated information. The above information reflects the latest data available for the periods indicated.

(b) Access line counts include amounts for switched access lines, Basic Rate ISDN, Primary Rate ISDN and UNE Combos.

(c) Access line equivalents represent a conversion of non-switched data circuits to a switched access line basis and is presented for comparability purposes. Equivalents are calculated by converting high-speed/high-capacity circuits to the equivalent of a switched access line based on transport capacity. While the revenues generated by access line equivalents have a directional relationship with these counts, revenue growth rates cannot be compared to line growth rates on an equivalent basis.

BellSouth Corporation
Results by Segment (amounts in millions) (unaudited)

Domestic Wireless Segment (1)(a)

                                          3Q01       3Q00       Growth

Operating Revenues
     Service revenues(4)                 $1,365     $  995       37.2%
     Equipment and other revenues           100         76       31.6%
         Total Operating Revenues         1,465      1,071       36.8%
Operating Expenses
     Operational and support expenses       975        776       25.6%
     Depreciation and amortization          199        151       31.8%
         Total Operating Expenses         1,174        927       26.6%
Operating Income                            291        144      102.1%
Interest Expense                             80         29        N/M*
Other Income (Expense), net                  (2)        44        N/M
Income Before Income Taxes                  209        159       31.4%
Provision for Income Taxes                   81         61       32.8%
           Segment Net Income(1)         $  128     $   98       30.6%

* - Not meaningful.

Selected Financial and
 Operating Data(b)

(amounts in millions, except
 customer data in thousands)
EBITDA(5)                               $   490     $   295     66.1%
EBITDA margin(6)(c)                        35.9%       29.6%     630bps

Average monthly revenue per
  customer(7)(d)                        $    53     $    60    -11.7%
Customer net adds in period:
     Cellular and PCS                        24         229    -89.5%
     Data (Cingular Interactive)              3          80    -96.3%

Customers:
     Cellular and PCS                     8,512       5,711     49.0%
     Data (Cingular Interactive)            279         462    -39.6%
POPs                                     84,400      57,034     48.0%
Penetration rate(9)                        11.1%       10.3%      80bps

                                                  Year-to-Date
                                          2001        2000      Growth

Operating Revenues
     Service revenues(4)                 $3,882     $2,832       37.1%
     Equipment and other revenues           307        225       36.4%
         Total Operating Revenues         4,189      3,057       37.0%
Operating Expenses
     Operational and support expenses     2,821      2,226       26.7%
     Depreciation and amortization          569        472       20.6%
         Total Operating Expenses         3,390      2,698       25.6%
Operating Income                            799        359      122.6%
Interest Expense                            244         83        N/M
Other Income (Expense), net                   8        117        N/M
Income Before Income Taxes                  563        393       43.3%
Provision for Income Taxes                  218        148       47.3%
           Segment Net Income(1)         $  345     $  245       40.8%

* - Not meaningful.

Selected Financial and
 Operating Data(b)

(amounts in millions, except customer
 data in thousands)
EBITDA(5)                               $1,368      $ 831       64.6%
EBITDA margin(6)(c)                       35.2%      29.3%       590bps

Average monthly revenue per
  customer(7)(d)                        $   52      $  60      -13.3%
Customer net adds in period:
     Cellular and PCS                      639        824      -22.5%
     Data (Cingular Interactive)            50        238      -79.0%

(a) The 2000 periods are comprised of BellSouth's wireless voice and wireless data operations. The 2001 periods are comprised of BellSouth's 40% share of the reported results of Cingular Wireless.

(b) Customer data for the 2001 periods, including POPs, penetration rate and average monthly revenue per customer, is comprised of BellSouth's 40% share of the managed results of Cingular Wireless.

(c)      EBITDA margin denominator includes service revenues only.

(d) Average monthly revenue per customer excludes Cingular Interactive (formerly BellSouth Wireless Data).

BellSouth Corporation
Results by Segment (amounts in millions) (unaudited)

Latin America Group(1)(2)

                                             3Q01        3Q00      Growth

Operating Revenues
     Service revenues(4)                     $ 591       $ 613      -3.6%
     Equipment and other revenues               91         110     -17.3%
     Advertising and publishing revenues        34          49     -30.6%
         Total Operating Revenues              716         772      -7.3%
Operating Expenses
     Operational and support expenses          492         581     -15.3%
     Depreciation and amortization             138         167     -17.4%
         Total Operating Expenses              630         748     -15.8%
Operating Income                                86          24     258.3%
Interest Expense                                51          52      -1.9%
Other Income (Expense), net                    (67)        (37)      N/M*
Income Before Income Taxes                     (32)        (65)      N/M
Provision for Income Taxes                      20          (3)      N/M
           Segment Net Income(1)             $ (52)      $ (62)      N/M

* - Not meaningful.

Selected Financial and
  Operating Data

(amounts in millions, except
 customer data in thousands)

EBITDA(5)                                 $    224     $    191      17.3%
EBITDA margin(6)                              31.3%        24.7%      660bps

Average monthly revenue
 per customer(8)                          $     24     $     31     -22.6%
Customer net adds in period
 (excluding ownership changes)                  84          365     -77.0%

Customers (voice)                            8,092        6,668      21.4%
POPs                                       156,200      156,200       0.0%
Penetration rate(9)                            5.2%         4.3%       90bps

                                                    Year-to-Date
                                             2001       2000       Growth

Operating Revenues
     Service revenues(4)                   $ 1,862     $ 1,762       5.7%
     Equipment and other revenues              327         315       3.8%
     Advertising and publishing revenues        58          94     -38.3%
         Total Operating Revenues            2,247       2,171       3.5%
Operating Expenses
     Operational and support expenses        1,627       1,684      -3.4%
     Depreciation and amortization             447         423       5.7%
         Total Operating Expenses            2,074       2,107      -1.6%
Operating Income                               173          64     170.3%
Interest Expense                               166         111      49.5%
Other Income (Expense), net                   (236)        (83)      N/M
Income Before Income Taxes                    (229)       (130)      N/M
Provision for Income Taxes                      48         (14)      N/M
           Segment Net Income(1)           $  (277)    $  (116)      N/M

* - Not meaningful.

Selected Financial and
 Operating Data

(amounts in millions, except
 customer data in thousands)
EBITDA(5)                                 $  620      $  487      27.3%
EBITDA margin(6)                            27.6%       22.4%      520bps

Average monthly revenue
 per customer(8)                          $   26      $   32     -18.8%
Customer net adds in period
 (excluding ownership changes)             1,023       1,680     -39.1%

BellSouth Corporation
Proportionate Basis(3) -- Selected Financial and Operating Data (Amounts in millions, except customer data in thousands)

Latin America Group(1)(2)

                                        3Q01        3Q00     Growth

Operating revenues                     $ 657       $ 727     -9.6%
EBITDA(5)                              $ 203       $ 188      8.0%
EBITDA margin(6)                        30.9%       25.9%     500bps

Average monthly revenue per
 customer(8)                           $  24       $  31    -22.6%
Customer net adds in period
 (excluding ownership changes)           212         399    -46.9%
Customers (voice)                      8,109        6,541     24.0%
POPs                                 156,961      156,586      0.2%
Penetration rate(9)                      5.2%         4.4%      80bps


                                         Year-to-Date
                                       2001        2000       Growth

Operating revenues                  $  2,070     $  2,086     -0.8%
EBITDA(5)                           $    579     $    476     21.6%
EBITDA margin(6)                        28.0%        22.8%     520bps

Average monthly revenue
 per customer(8)                    $     26     $     33    -21.2%
Customer net adds in period
 (excluding ownership changes)         1,184        1,672    -29.2%

BellSouth Corporation
Worldwide Wireless (unaudited)
Customers and POPs by Country
(Proportionate Basis(3) in thousands)

                                                 Customers As of
   Country             Brand                    3Q01         3Q00     Growth

United States   Cingular Wireless /             8,512        6,151     38.4%
                BellSouth Mobility

Argentina        Movicom BellSouth              1,121        1,005     11.5%
Brazil               Various*                   1,615        1,250     29.2%
Chile                BellSouth                    827          602     37.4%
Colombia             BellSouth                    767          490     56.5%
Ecuador              BellSouth                    276          186     48.4%
Guatemala            BellSouth                     39            -      N/M**
Nicaragua            BellSouth                    136           67    103.0%
Panama               BellSouth                    127           81     56.8%
Peru                 BellSouth                    388          357      8.7%
Uruguay          Movicom BellSouth                 63           60      5.0%
Venezuela        Telcel BellSouth               2,750        2,443     12.6%

Total Latin
 America                                        8,109        6,541     24.0%

Denmark               Sonofon                     438          357     22.7%
Germany               e-plus                    1,694        1,231     37.6%
India               SkyCell***                      -            8   -100.0%
Israel                Cellcom                     746          606     23.1%

                                                2,878        2,202     30.7%

Total Worldwide
  Wireless                                     19,499       14,894     30.9%

                                                   POPs As of
   Country            Brand                     3Q01         3Q00     Growth

United States   Cingular Wireless /            84,400       59,427      42.0%
                BellSouth Mobility

Argentina        Movicom BellSouth             23,270       23,270        --
Brazil               Various*                  25,461       25,234       0.9%
Chile                BellSouth                 15,100       15,100        --
Colombia             BellSouth                 27,451       27,451        --
Ecuador              BellSouth                 11,086       11,086        --
Guatemala            BellSouth                  7,140        7,140        --
Nicaragua            BellSouth                  2,581        2,581        --
Panama               BellSouth                  1,223        1,223        --
Peru                 BellSouth                 24,551       24,403       0.6%
Uruguay          Movicom BellSouth                966          966        --
Venezuela        Telcel BellSouth              18,132       18,132        --

Total Latin
 America                                      156,961      156,586       0.2%


Denmark               Sonofon                   2,465        2,465        --
Germany               e-plus                   18,568       18,568        --
India               SkyCell***                      -        1,348       N/M
Israel                Cellcom                   2,119        2,119        --

                                               23,152       24,500        --

Total Worldwide
 Wireless                                     264,513      240,513      10.0%

*   - BCP in Sao Paulo and Northeast regions; TCO.

**  - Not meaningful.

*** - Sold in third quarter 2001.

BellSouth Corporation
Results by Segment (amounts in millions) (unaudited)

Domestic Advertising & Publishing(1)

                                           3Q01        3Q00     Growth

Total Operating Revenues                  $ 496      $ 545       -9.0%
Operating Expenses
     Operational and support expenses       232        244       -4.9%
     Depreciation and amortization            7          8      -12.5%
         Total Operating Expenses           239        252       -5.2%
Operating Income                            257        293      -12.3%
Interest Expense                              2          1      100.0%
Other Income, net                             1          1        N/M*
Income Before Income Taxes                  256        293      -12.6%
Provision for Income Taxes                   98        112      -12.5%
           Segment Net Income(1)          $ 158      $ 181      -12.7%

EBITDA(5)                                 $ 264      $ 301      -12.3%
EBITDA margin(6)                           53.2%      55.2%      -200bps

* - Not meaningful.

                                                Year-to-Date
                                         2001       2000        Growth

Total Operating Revenues                $1,376     $1,346        2.2%
Operating Expenses
     Operational and support expenses      677        672        0.7%
     Depreciation and amortization          20         22       -9.1%
         Total Operating Expenses          697        694        0.4%
Operating Income                           679        652        4.1%
Interest Expense                            13         10       30.0%
Other Income, net                            5          1        N/M
Income Before Income Taxes                 671        643        4.4%
Provision for Income Taxes                 257        244        5.3%
           Segment Net Income(1)        $  414     $  399        3.8%

EBITDA(5)                               $  699     $  674        3.7%
EBITDA margin(6)                          50.8%      50.1%        70bps

* - Not meaningful.

BellSouth Corporation
Notes

(1) Segment net income (loss) is based on normalized results which exclude certain one-time transactions and certain corporate intercompany billings. Intersegment revenues are not eliminated for purposes of management reporting.

(2) Results for the Latin America segment are reported one month in arrears.

(3) Proportionate basis financial and operating data reflect our ownership interest in the total operating results for each of our wireless properties, both domestic and international, whether or not consolidated for financial statement presentation purposes.

(4) Wireless service revenues includes activation fees, access, airtime, roaming, long distance and value added services. Roaming revenues are included on a gross basis for the Domestic Wireless segment and on a net basis for the Latin America segment.

(5) EBITDA is defined as operating revenues less operational and support expenses.

(6)      EBITDA margin is calculated by dividing EBITDA by operating revenues.

(7) For the Domestic Wireless segment, Average monthly revenue per customer is calculated by dividing average monthly revenue by average customers. Average monthly revenue includes activation fees, access, airtime, roaming (gross), long distance and value added services.

(8) For the Latin America segment, Average monthly revenue per customer is calculated by dividing average monthly revenue by average customers. Average monthly revenue includes activation fees, access, airtime, roaming (net), long distance and value added services.

(9) Penetration rate is calculated by dividing customers by POPs (excludes POPs in markets where service has not been initiated).

(10) During fourth quarter 2000, we adopted a new method of recognizing revenues and expenses derived from installation and activation activities. We did this to comply with new accounting guidance contained in SAB101, which requires that revenues from such activities be deferred and recognized over the estimated life of the relationship with the customer. As required by SAB101, we retroactively adopted the new method effective January 1, 2000. The retroactive adoption decreased our previously reported revenues and expenses equally by $53 for third quarter 2000 and $151 for the year-to-date period. The adoption did not affect our reported earnings for any 2000 period.

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